SL GREEN REALTY CORP.

SECOND QUARTER 2021 SUPPLEMENTAL DATA

June 30, 2021

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of June 30, 2021, the Company held interests in 77 buildings totaling 35.3 million square feet. This included ownership interests in 27.1 million square feet in Manhattan buildings and 7.4 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties related to the on-going COVID-19 pandemic and the duration and impact it will have on our business and the industry as a whole and the other risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2021 that will be included on Form 10-Q to be filed on or before August 9, 2021.

Supplemental Information	2	Second Quarter 2021

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	24

Lease Liability Schedule	25

Debt and Preferred Equity Investments	26	-	28

Selected Property Data
Property Portfolio	29	-	33
Largest Tenants	34
Tenant Diversification	35
Leasing Activity	36	-	37
Lease Expirations	38	-	39

Summary of Real Estate Acquisition/Disposition Activity	40	-	44

Corporate Information	45

Non-GAAP Disclosures and Reconciliations	46

Analyst Coverage	49

Supplemental Information	3	Second Quarter 2021

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average borrowing rate.  Capitalized Interest is a component of the carrying value in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting the acquisition of a property or which are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2021 are as follows:

Added to Same-Store in 2021:	Removed from Same-Store in 2021:
115 Spring Street	750 Third Avenue (redevelopment)
760 Madison Avenue (redevelopment)
55 West 46th Street "Tower 46" (disposed)
605 West 42nd Street "Sky" (disposed)
635-641 Sixth Avenue (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.

Supplemental Information	4	Second Quarter 2021

DEFINITIONS

SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Second Quarter 2021

SECOND QUARTER 2021 HIGHLIGHTS Unaudited

New York, NY, July 21, 2021 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended June 30, 2021 of $105.3 million, or $1.51 per share, as compared to net income of $56.4 million, or $0.76 per share, for the same quarter in 2020. Net income attributable to common stockholders for the second quarter of 2021 includes net gains totaling $108.3 million, or $1.47 per share, recognized from the sales of 635-641 Sixth Avenue and our interests in 605 West 42nd Street, as compared to a net gain of $65.4 million, or $0.82 per share, in the second quarter of 2020 recognized from the sale of the retail condominium at 609 Fifth Avenue.
The Company also reported net income attributable to common stockholders for the six months ended June 30, 2021 of $97.9 million, or $1.40 per share, as compared to net income of $171.2 million, or $2.28 per share, for the same period in 2020. Net income attributable to common stockholders for the six months ended June 30, 2021 includes $94.1 million, or $1.27 per share, of net gains recognized from the sale of real estate interests and non-cash fair value adjustments. Net income for the six months ended June 30, 2020 included $137.5 million, or $1.69 per share, of net gains recognized from the sale of real estate interests and non-cash fair value adjustments.
The Company reported FFO for the quarter ended June 30, 2021 of $117.7 million, or $1.60 per share, as compared to FFO for the same period in 2020 of $136.1 million, or $1.70 per share. FFO for the second quarter of the prior year included $12.4 million, or $0.15 per share, of lease termination income as compared to just $1.1 million, or $0.02 per share, of lease termination income included in the second quarter of 2021.
The Company also reported FFO for the six months ended June 30, 2021 of $246.0 million, or $3.33 per share, as compared to FFO of $308.1 million, or $3.79 per share, for the same period in 2020. FFO for the six months ended June 30, 2020 included $25.1 million, or $0.31 per share, of incremental income from Credit Suisse at 1 Madison Avenue representing rent through December 31, 2020.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended June 30, 2021, the Company reported consolidated revenues and operating income of $218.1 million and $88.7 million, respectively, compared to $253.7 million and $130.4 million, respectively, for the same period in 2020.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, decreased by 9.2% for the second quarter of 2021, and decreased 3.7% excluding lease termination income, as compared to the same period in 2020, an interim level that is consistent with our full-year 2021 goals and objectives.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, decreased by 5.4% for the six months June 30, 2021, and decreased 2.4% excluding lease termination income, as compared to the same period in 2020, an interim level that is consistent with our full-year 2021 goals and objectives.
During the second quarter of 2021, the Company signed 42 office leases in its Manhattan office portfolio totaling 557,703 square feet. The average lease term on the Manhattan office leases signed in the second quarter of 2021 was 4.7 years and average tenant concessions were 2.4 months of free rent with a tenant improvement allowance of $17.16 per rentable square foot, excluding leases signed at One Vanderbilt Avenue. Twenty-five leases comprising 265,798 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $84.12 per rentable square foot, representing a 1.1% decrease over the previous fully escalated rents on the same office spaces.
During the first six months of 2021, the Company signed 63 office leases in its Manhattan office portfolio totaling 910,455 square feet. The average lease term on the Manhattan office leases signed in the first six months of 2021 was 5.3 years and average tenant concessions were 4.7 months of free rent with a tenant improvement allowance of $39.76 per rentable square foot, excluding leases signed at One Vanderbilt Avenue. Thirty-eight leases comprising 453,124 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $72.98 per rentable square foot, representing a 1.7% decrease over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio was 93.6% as of June 30, 2021, inclusive of 53,962 square feet of leases signed but not yet commenced, as compared to 94.1% at the end of the previous quarter.
Significant leases that were signed in the second quarter included:
•Total of 227,670 square feet of leases signed at One Vanderbilt Avenue:
•New lease for 97,652 square feet, for 15.0 years;
•New lease with MSD Partners for 35,567 square feet, for 15.0 years;
•New lease with Mamoura Holdings (US), LLC for 28,448 square feet, for 10.0 years;
•Expansion lease with TD Securities for 24,020 square feet, for 20.0 years, which increases TD Securities' footprint in the building to 142,892 square feet;
•New lease with Kyndrel for 22,531 square feet, for 9.0 years;
•New lease with Nearwater Management LLC for 17,289 square feet, for 7.0 years; and
•Expansion lease with InTandem Capital Partners LLC and Sagewind Capital LLC for 2,163 square feet, for 7.0 years, which increases their joint footprint in the building to 12,328 square feet;
•Early renewal with Wells Fargo Bank N.A. for 103,803 square feet at 100 Park Avenue, for 2.1 years;
•New lease with GQG Partners, LLC for 8,936 square feet at 280 Park Avenue, for 15.0 years; and
•New retail lease with Vashi for 11,777 square feet at 110 Greene Street, for 15.0 years.

Supplemental Information	6	Second Quarter 2021

SECOND QUARTER 2021 HIGHLIGHTS Unaudited

Investment Activity
To date in 2021, the Company has repurchased 3.4 million shares of its common stock and redeemed 0.6 million units of its Operating Partnership, or OP units, bringing total repurchases and redemptions to 34.9 million shares of common stock and 1.6 million OP units for a combined total of $3.1 billion under the previously announced $3.5 billion share repurchase program.
In June, the Company closed on the previously announced sale of 635-641 Sixth Avenue for a gross sale price of $325.0 million, equating to more than $1,200 per square foot. The property is comprised of two adjoined buildings totaling eight stories and 267,000 square feet, occupying the full western block-front on Sixth Avenue from 19th Street to 20th Street in Midtown South. The transaction generated net cash proceeds to the Company of $313.2 million.
In June, the Company closed on the previously announced sale of its 20.0% interest in 605 West 42nd Street, also known as "Sky," for a gross asset valuation of $858.1 million. The 71-story, 948,233 square foot luxury multifamily tower includes 295 affordable units of dedicated affordable housing and 68,000 square feet of retail space. The transaction generated net cash proceeds to the Company of $54.5 million.
In June, the Company closed on the acquisition of the fee interest in 461 Fifth Avenue for a gross purchase price of $28.0 million pursuant to a purchase option under the ground lease at the property, thereby consolidating a leasehold position into 100% unencumbered fee ownership. The Company acquired the leasehold interest in the property in 2003. The property comprises 200,000 square feet on the corner of Fifth Avenue and 40th Street in East Midtown.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $1.11 billion at June 30, 2021. The portfolio is comprised of $1.07 billion of investments, which are classified in the debt and preferred equity line item of the balance sheet, at a weighted average current yield of 7.3%, or 9.0% excluding the effect of $238.7 million of investments that are on non-accrual, and mortgage investments aggregating $0.04 billion at a weighted average current yield of 3.6% that are included in other balance sheet line items for accounting purposes.
During the second quarter, the Company acquired a subordinate debt investment for $60.4 million, all of which was retained, at a yield of 14.0%.
During the second quarter, the Company generated $53.8 million of cash through the sale, at par, of one DPE position.
Financing Activity
In June, the Company, along with its joint venture partners, closed on the previously announced $3.0 billion 10-year fixed-rate refinancing of One Vanderbilt Avenue. The loan was securitized in a single asset, single borrower (SASB) agented CMBS transaction. The new financing carries a stated coupon of 2.855 percent, equivalent to a rate of 2.947 percent inclusive of hedging costs, and replaces the previous $1.75 billion construction facility that had an outstanding balance of approximately $1.54 billion at the time of repayment.
Dividends
In the second quarter of 2021, the Company declared:
•Three monthly dividends on its outstanding common stock of $0.3033 per share which were paid on May 17, June 15, and July 15, 2021, equating to an annualized dividend of $3.64 per share of common stock; and
•Quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period April 15, 2021 through and including July 14, 2021, which was paid on July 15, 2021 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, July 22, 2021, at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.” The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using conference ID 5177356.
A replay of the call will be available for 7 days after the call by dialing (855) 859-2056 using conference ID 1787091. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”

Supplemental Information	7	Second Quarter 2021

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020

Earnings Per Share
Net income (loss) available to common stockholders (EPS) - diluted (1)	$1.51	$(0.11)	$2.41	$0.19	$0.76
Funds from operations (FFO) available to common stockholders - diluted (1)	$1.60	$1.73	$1.59	$1.80	$1.74
Funds from operations (FFO) available to common stockholders - pro forma (2)	$1.60	$1.73	$1.56	$1.75	$1.70

Common Share Price & Dividends
Closing price at the end of the period (1)	$80.00	$69.99	$61.32	$47.72	$50.73
Closing high price during period (1)	$85.17	$77.76	$65.76	$52.74	$64.96
Closing low price during period (1)	$69.52	$58.13	$42.87	$45.11	$37.90
Annual dividend per common share	$3.64	$3.64	$3.64	$3.54	$3.54

FFO payout ratio (trailing 12 months)	54.5%	53.3%	50.3%	48.6%	48.2%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	63.4%	59.5%	62.0%	59.3%	67.0%

Common Shares & Units
Common shares outstanding (1)	67,880	69,354	68,508	70,969	71,586
Units outstanding	3,808	4,156	3,939	4,027	4,045
Total common shares and units outstanding	71,688	73,510	72,447	74,996	75,631

Weighted average common shares and units outstanding - basic (1)	73,073	73,158	74,072	74,972	77,658
Weighted average common shares and units outstanding - diluted (1)	73,727	74,070	75,163	75,414	78,066
Weighted average common shares and units outstanding - pro forma (2)	73,727	74,070	76,575	77,491	80,219

Market Capitalization
Market value of common equity	$5,735,040	$5,144,965	$4,442,450	$3,578,809	$3,836,761
Liquidation value of preferred equity/units	428,503	428,503	432,169	432,169	455,448
Consolidated debt	4,725,996	5,349,310	4,963,249	5,466,849	6,189,658
Consolidated market capitalization	$10,889,539	$10,922,778	$9,837,868	$9,477,827	$10,481,867
SLG share of unconsolidated JV debt	5,558,666	4,422,585	4,672,371	4,588,930	4,230,047
Market capitalization including SLG share of unconsolidated JVs	$16,448,205	$15,345,363	$14,510,239	$14,066,757	$14,711,914

Consolidated debt service coverage (trailing 12 months)	3.60x	3.61x	3.54x	3.52x	3.40x
Consolidated fixed charge coverage (trailing 12 months)	2.83x	2.85x	2.82x	2.83x	2.75x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.37x	2.41x	2.41x	2.44x	2.41x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.01x	2.04x	2.06x	2.08x	2.06x

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The share-related data presented here for the periods ending 12/31/20, 9/30/20 and 6/30/20 have been retroactively adjusted to reflect the reverse stock split.
(2) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be adjusted retroactively for all periods presented to reflect the reverse stock split. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding for the 2020 periods presented, which adjusts the share counts back to the originally-reported numbers.

Supplemental Information	8	Second Quarter 2021

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2021		3/31/2021	12/31/2020	9/30/2020	6/30/2020

Selected Balance Sheet Data
Real estate assets before depreciation	$7,664,414		$7,830,574	$7,355,079	$9,021,490	$9,046,938
Investments in unconsolidated joint ventures	$3,209,151		$3,698,701	$3,823,322	$2,946,673	$2,952,681
Debt and preferred equity investments	$1,072,711		$1,097,202	$1,076,542	$1,153,363	$1,221,936
Cash and cash equivalents	$218,337		$304,999	$266,059	$221,404	$1,015,348
Investment in marketable securities	$32,339		$23,784	$28,570	$27,734	$27,345

Total assets	$11,166,164		$12,044,045	$11,707,567	$12,324,039	$13,071,564

Fixed rate & hedged debt	$3,930,094		$3,932,789	$3,135,572	$3,338,268	$3,379,743
Variable rate debt	795,902	(1)	1,416,521	1,827,677	2,128,581	2,809,915
Total consolidated debt	$4,725,996		$5,349,310	$4,963,249	$5,466,849	$6,189,658
Deferred financing costs, net of amortization	(26,820)		(30,558)	(34,521)	(47,677)	(48,344)
Total consolidated debt, net	$4,699,176		$5,318,752	$4,928,728	$5,419,172	$6,141,314

Total liabilities	$5,798,703		$6,535,798	$6,211,341	$6,634,385	$7,281,652

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$8,287,100		$6,155,058	$5,632,531	$5,837,841	$5,609,865
Variable rate debt, including SLG share of unconsolidated JV debt	1,997,562	(1)	3,616,837	4,003,089	4,217,938	4,809,840
Total debt, including SLG share of unconsolidated JV debt	$10,284,662		$9,771,895	$9,635,620	$10,055,779	$10,419,705

Selected Operating Data
Property operating revenues	$184,611		$188,089	$190,391	$195,515	$195,886
Property operating expenses	(94,358)		(94,434)	(93,909)	(96,405)	(90,389)
Property NOI	$90,253		$93,655	$96,482	$99,110	$105,497
SLG share of unconsolidated JV Property NOI	85,492		86,483	78,378	82,384	76,705
Property NOI, including SLG share of unconsolidated JV Property NOI	$175,745		$180,138	$174,860	$181,494	$182,202
Investment income	20,107		19,273	18,699	22,988	39,943
Other income	13,389		18,740	25,808	31,341	17,870
Marketing general & administrative expenses	(22,064)		(22,885)	(25,144)	(23,602)	(23,510)
SLG share of investment income and other income from unconsolidated JVs	1,163		2,642	2,041	4,814	2,939
Income taxes	795		708	(859)	—	900
Transaction costs, including SLG share of unconsolidated JVs	(3)		(22)	(20)	(45)	(373)
Loan loss and other investment reserves, net of recoveries	—		—	(8,280)	(8,957)	(6,813)
EBITDAre	$189,132		$198,594	$187,105	$208,033	$213,158

(1) Does not reflect $308.4 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Second Quarter 2021

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020

Selected Operating Data
Property operating revenues	$178,877	$183,701	$184,227	$189,263	$188,134
Property operating expenses	84,307	87,056	87,966	88,115	79,560
Property NOI	$94,570	$96,645	$96,261	$101,148	$108,574

Other income - consolidated	$2,700	$11,748	$2,575	$20,975	$12,448

SLG share of property NOI from unconsolidated JVs	$85,491	$86,483	$78,379	$82,384	$76,704

Office Portfolio Statistics (Manhattan Operating Properties )
Consolidated office buildings in service	16	18	18	18	18
Unconsolidated office buildings in service	9	9	11	11	10
	25	27	29	29	28

Consolidated office buildings in service - square footage	10,259,345	10,526,345	10,681,045	10,647,191	10,647,191
Unconsolidated office buildings in service - square footage	10,869,183	10,869,183	11,841,483	11,841,483	11,216,183
	21,128,528	21,395,528	22,522,528	22,488,674	21,863,374

Same-Store office occupancy (consolidated + JVs)	93.4%	93.7%	93.6%	94.0%	93.8%
Same-Store office occupancy inclusive of leases signed not yet commenced	93.6%	94.1%	94.3%	95.2%	95.4%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	17	21	16	25	9
Renewal leases commenced	13	7	12	18	25
Total office leases commenced	30	28	28	43	34

Commenced office square footage filling vacancy	45,922	216,182	42,262	44,168	46,502
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	199,341	292,625	473,133	305,811	269,823
Total office square footage commenced	245,263	508,807	515,395	349,979	316,325

Average starting cash rent psf - office leases commenced	$77.42	$56.64	$61.66	$67.54	$75.50
Previous escalated cash rent psf - office leases commenced (3)	$78.90	$60.33	$63.08	$67.29	$73.84
(Decrease) increase in new cash rent over previously escalated cash rent (2) (3)	(1.9)%	(6.1)%	(2.3)%	0.4%	2.2%
Average lease term	5.1	8.1	8.0	6.5	7.8
Tenant concession packages psf	$20.99	$70.04	$48.13	$38.49	$31.37
Free rent months	4.3	6.0	5.5	6.7	5.0

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Second Quarter 2021

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2021		3/31/2021	12/31/2020	9/30/2020	6/30/2020
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,403,399		$1,445,199	$1,315,832	$1,639,118	$1,625,483
Building and improvements	4,088,659		4,096,930	4,168,193	5,483,155	5,363,464
Building leasehold and improvements	1,642,595		1,730,418	1,448,134	1,442,251	1,443,855
Right of use asset - financing leases	27,445		55,711	55,711	75,711	176,152
Right of use asset - operating leases	502,316		502,316	367,209	381,255	381,255
	7,664,414		7,830,574	7,355,079	9,021,490	8,990,209
Less: accumulated depreciation	(2,008,438)		(2,004,945)	(1,956,077)	(2,260,247)	(2,186,157)
Net real estate	5,655,976		5,825,629	5,399,002	6,761,243	6,804,052

Other real estate investments:
Investment in unconsolidated joint ventures	3,209,151		3,698,701	3,823,322	2,946,673	2,952,681
Debt and preferred equity investments, net	1,072,711	(1)	1,097,202	1,076,542	1,153,363	1,221,936

Assets held for sale, net	—		—	—	—	49,687
Cash and cash equivalents	218,337		304,999	266,059	221,404	1,015,348
Restricted cash	98,164		96,608	106,736	83,045	85,935
Investment in marketable securities	32,339		23,784	28,570	27,734	27,345
Tenant and other receivables	40,147		42,505	44,507	72,806	90,305
Related party receivables	36,430		34,310	34,657	31,936	16,984
Deferred rents receivable	304,140		304,420	302,791	304,673	302,729
Deferred costs, net	161,962		170,252	177,168	206,289	217,812
Other assets	336,807		445,635	448,213	514,873	286,750

Total Assets	$11,166,164		$12,044,045	$11,707,567	$12,324,039	$13,071,564

(1) Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.

Supplemental Information	11	Second Quarter 2021

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Liabilities
Mortgages and other loans payable	$1,874,592	$1,867,663	$2,001,361	$2,424,721	$2,348,483
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,251,404	1,251,647	1,251,888	1,252,128	1,252,366
Revolving credit facility	—	630,000	110,000	190,000	950,000
Deferred financing costs	(26,820)	(30,558)	(34,521)	(47,677)	(48,344)
Total debt, net of deferred financing costs	4,599,176	5,218,752	4,828,728	5,319,172	6,002,505
Accrued interest	13,771	22,796	14,825	23,438	14,903
Accounts payable and accrued expenses	126,929	120,015	151,309	152,983	165,565
Deferred revenue	114,536	119,215	118,572	117,615	99,655
Lease liability - financing leases	124,808	152,622	152,521	174,983	174,732
Lease liability - operating leases	443,313	455,385	339,458	358,419	361,221
Dividends and distributions payable	24,407	24,924	149,294	25,486	25,611
Security deposits	54,797	54,181	53,836	56,212	58,486
Liabilities related to assets held for sale	—	—	—	—	38,272
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	196,966	267,908	302,798	306,077	240,702
Total liabilities	5,798,703	6,535,798	6,211,341	6,634,385	7,281,652

Noncontrolling interest in operating partnership
(3,808 units outstanding) at 6/30/2021	355,201	374,124	358,262	353,480	358,702
Preferred units	198,503	198,503	202,169	202,169	225,448

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 68,906
issued and outstanding at 6/30/2021, including 1,026 shares held in treasury	690	705	716	741	748
Additional paid–in capital	3,823,290	3,913,258	3,862,949	3,998,516	4,021,891
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive loss	(66,863)	(18,897)	(67,247)	(76,200)	(82,371)
Retained earnings	934,132	918,077	1,015,462	1,035,172	1,081,821
Total SL Green Realty Corp. stockholders' equity	4,789,132	4,911,026	4,909,763	5,056,112	5,119,972

Noncontrolling interest in other partnerships	24,625	24,594	26,032	77,893	85,790

Total equity	4,813,757	4,935,620	4,935,795	5,134,005	5,205,762

Total Liabilities and Equity	$11,166,164	$12,044,045	$11,707,567	$12,324,039	$13,071,564

Supplemental Information	12	Second Quarter 2021

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2021	2020	2021	2021	2020
Revenues
Rental revenue, net	$163,916	$174,141	$162,810	$326,726	$369,604
Escalation and reimbursement revenues	20,695	21,745	25,279	45,974	48,913
Investment income	20,107	39,943	19,273	39,380	78,476
Other income	13,389	17,870	18,740	32,129	71,009
Total Revenues, net	218,107	253,699	226,102	444,209	568,002

Equity in net loss from unconsolidated joint ventures	(12,970)	(2,199)	(2,864)	(15,834)	(15,013)

Expenses
Operating expenses	43,883	40,897	42,284	86,167	94,763
Operating lease rent	6,707	7,831	6,739	13,446	15,198
Real estate taxes	43,768	41,661	45,411	89,179	88,283
Loan loss and other investment reserves, net of recoveries	—	6,813	—	—	18,061
Transaction related costs	3	373	22	25	438
Marketing, general and administrative	22,064	23,510	22,885	44,949	43,080
Total Operating Expenses	116,425	121,085	117,341	233,766	259,823

Operating Income	88,712	130,415	105,897	194,609	293,166

Interest expense, net of interest income	18,960	30,070	23,388	42,348	67,564
Amortization of deferred financing costs	3,386	2,661	3,774	7,160	5,161
Depreciation and amortization	57,261	95,941	62,996	120,257	164,220

Income from Continuing Operations (1)	9,105	1,743	15,739	24,844	56,221

Gain (loss) on sale of real estate and discontinued operations	98,960	64,884	(1,388)	97,572	137,520
Equity in net gain (loss) on sale of joint venture interest / real estate	8,471	—	(12,629)	(4,158)	—
Purchase price and other fair value adjustments	(1,947)	—	2,664	717	—
Depreciable real estate reserves	2,545	—	(8,241)	(5,696)	—
Net Income (Loss)	117,134	66,627	(3,855)	113,279	193,741

Net (income) loss attributable to noncontrolling interests	(6,242)	(4,093)	1,975	(4,267)	(10,002)
Dividends on preferred units	(1,823)	(2,353)	(1,846)	(3,669)	(5,019)

Net Income (Loss) Attributable to SL Green Realty Corp	109,069	60,181	(3,726)	105,343	178,720

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(7,475)	(7,475)

Net Income (Loss) Attributable to Common Stockholders	$105,332	$56,444	$(7,464)	$97,868	$171,245

Earnings per share - Net income (loss) per share (basic) (2)	$1.52	$0.76	$(0.11)	$1.41	$2.28
Earnings per share - Net income (loss) per share (diluted) (2)	$1.51	$0.76	$(0.11)	$1.40	$2.28
(1) Before gain on sale and equity in net gain (loss) and depreciable real estate reserves shown below.
(2) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. 2020 basic and diluted Earnings per share have been retroactively adjusted to reflect the reverse stock split.

Supplemental Information	13	Second Quarter 2021

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2021	2020	2021	2021	2020
Funds from Operations
Net Income (Loss) Attributable to Common Stockholders	$105,332	$56,444	$(7,464)	$97,868	$171,245

Depreciation and amortization	57,261	95,941	62,996	120,257	164,220
Joint ventures depreciation and noncontrolling interests adjustments	59,485	45,107	55,702	115,187	101,425
Net income (loss) attributable to noncontrolling interests	6,242	4,093	(1,975)	4,267	10,002
(Gain) loss on sale of real estate and discontinued operations	(98,960)	(64,884)	1,388	(97,572)	(137,520)
Equity in net (gain) loss on sale of joint venture property / real estate	(8,471)	—	12,629	4,158	—
Purchase price and other fair value adjustments	—	—	(2,664)	(2,664)	—
Depreciable real estate reserves	(2,545)	—	8,241	5,696	—
Non-real estate depreciation and amortization	(672)	(609)	(527)	(1,199)	(1,259)
Funds From Operations	$117,672	$136,092	$128,326	$245,998	$308,113

Funds From Operations - Basic per Share (1)	$1.60	$1.75	$1.75	$3.35	$3.90

Funds From Operations - Diluted per Share (1)	$1.60	$1.74	$1.73	$3.33	$3.89

Funds From Operations - Pro forma per Share (2)	$1.60	$1.70	$1.73	$3.33	$3.79

Funds Available for Distribution
FFO	$117,672	$136,092	$128,326	$245,998	$308,113

Non real estate depreciation and amortization	672	609	527	1,199	1,259
Amortization of deferred financing costs	3,386	2,661	3,774	7,160	5,161
Non-cash deferred compensation	11,076	4,697	12,965	24,041	21,562
FAD adjustment for joint ventures	(17,018)	(11,698)	(23,081)	(40,099)	(24,917)
Straight-line rental income and other non-cash adjustments	(7,632)	11,004	(883)	(8,515)	(36,355)
Second cycle tenant improvements	(8,753)	(11,147)	(2,923)	(11,676)	(29,784)
Second cycle leasing commissions	(3,384)	(1,861)	(8)	(3,392)	(4,905)
Revenue enhancing recurring CAPEX	(803)	(283)	(230)	(1,033)	(467)
Non-revenue enhancing recurring CAPEX	(5,156)	(5,260)	(2,419)	(7,575)	(8,869)
Reported Funds Available for Distribution	$90,060	$124,814	$116,048	$206,108	$230,798

First cycle tenant improvements	$93	$45	$1,261	$1,354	$4,440
First cycle leasing commissions	$15	$68	$135	$150	$1,809
Development costs	$36,472	$14,313	$15,179	$51,651	$36,791
Redevelopment costs	$4,428	$34,811	$1,608	$6,036	$70,696
Capitalized interest	$20,671	$16,368	$17,583	$38,254	$36,851

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The 2020 basic and diluted FFO per share numbers have been retroactively adjusted to reflect the impact of the reverse stock split.
(2) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be adjusted retroactively for all periods presented to reflect the reverse stock split. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding for the 2020 periods presented, which adjusts the share counts back to the originally-reported numbers.

Supplemental Information	14	Second Quarter 2021

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2020	$221,932	$716	$3,862,949	$(124,049)	$1,015,462	$26,032	$(67,247)	$4,935,795

Net income					105,343	(1,539)		103,804
Preferred dividends					(7,475)			(7,475)
Cash distributions declared ($1.82 per common share)					(125,836)			(125,836)
Cash distributions to noncontrolling interests						(173)		(173)
Issuance of stock dividend and reverse stock split			123,529					123,529
Other comprehensive income - unrealized gain on derivative instruments							15,932	15,932
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(15,779)	(15,779)
Other comprehensive income - unrealized gain on marketable securities							231	231
DRSPP proceeds			467					467
Repurchases of common stock		(28)	(177,972)		(20,887)			(198,887)
Contributions to consolidated joint ventures						305		305
Reallocation of noncontrolling interests in the Operating Partnership					(32,475)			(32,475)
Deferred compensation plan and stock awards, net		2	14,317					14,319
Balance at June 30, 2021	$221,932	$690	$3,823,290	$(124,049)	$934,132	$24,625	$(66,863)	$4,813,757

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2020 (1)	68,508,127	3,938,823	—	72,446,950

YTD share activity	(628,325)	(130,789)	—	(759,114)
Share Count at June 30, 2021	67,879,802	3,808,034	—	71,687,836

Weighting factor	1,518,732	312,502	379,615	2,210,849
Weighted Average Share Count at June 30, 2021 - Diluted	69,398,534	4,120,536	379,615	73,898,685

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The 2020 common shares outstanding have been retroactively adjusted to reflect the reverse stock split.

Supplemental Information	15	Second Quarter 2021

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	June 30, 2021		March 31, 2021		December 31, 2020

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,702,546	$1,898,985	$3,981,820	$1,951,554	$4,487,855	$2,248,837
Building and improvements	11,061,324	5,860,726	11,401,089	5,864,323	12,019,429	6,208,316
Building leasehold and improvements	433,210	207,917	431,824	207,640	430,881	207,451
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	231,553	115,776	231,553	115,776	246,949	131,172
	16,169,465	8,428,893	16,787,118	8,484,782	17,925,946	9,141,265
Less: accumulated depreciation	(1,580,864)	(746,880)	(1,543,787)	(710,437)	(1,782,066)	(823,829)
Net real estate	14,588,601	7,682,013	15,243,331	7,774,345	16,143,880	8,317,436

Cash and cash equivalents	638,797	395,531	217,530	96,217	244,295	122,150
Restricted cash	640,224	433,381	100,223	50,105	112,781	58,766
Tenant and other receivables	34,590	12,070	37,740	12,499	41,752	15,237
Deferred rents receivable	390,539	201,485	374,462	188,954	362,131	176,410
Deferred costs, net	223,898	133,156	210,164	122,354	221,761	125,669
Other assets	1,645,874	767,508	1,740,281	810,220	1,779,851	829,679
Total Assets	$18,162,523	$9,625,144	$17,923,731	$9,054,694	$18,906,451	$9,645,347

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $143,318 at 6/30/2021, of which $83,175 is SLG share	$10,581,104	$5,475,491	$9,414,923	$4,376,658	$9,749,204	$4,618,052
Accrued interest	22,638	8,462	26,244	10,569	26,829	10,570
Accounts payable and accrued expenses	218,010	108,339	223,559	109,309	286,454	146,477
Deferred revenue	1,250,116	557,873	1,311,191	581,277	1,341,571	593,795
Lease liability - financing leases	744,020	346,682	743,804	346,677	743,540	346,647
Lease liability - operating leases	239,966	119,983	241,819	120,909	259,024	137,200
Security deposits	18,967	9,869	20,306	9,601	25,122	10,865
Other liabilities	90,446	62,464	103,290	71,500	125,701	86,531
Equity	4,997,256	2,935,981	5,838,595	3,428,194	6,349,006	3,695,210
Total Liabilities and Equity	$18,162,523	$9,625,144	$17,923,731	$9,054,694	$18,906,451	$9,645,347

Supplemental Information	16	Second Quarter 2021

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	June 30, 2021		March 31, 2021		June 30, 2020

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$248,874	$116,595	$249,971	$115,335	$233,382	$102,796
Escalation and reimbursement revenues	35,851	15,910	42,938	18,324	32,596	14,909
Investment income	1,228	314	1,215	296	1,251	310
Other income	3,235	849	7,417	2,346	4,289	2,629
Total Revenues, net	289,188	133,668	301,541	136,301	271,518	120,644

Loss on early extinguishment of debt	(1,326)	(941)	—	—	—	—

Expenses
Operating expenses	42,410	19,677	46,233	19,881	35,338	14,863
Operating lease rent	5,643	2,824	5,644	2,824	6,201	3,009
Real estate taxes	54,015	24,512	54,592	24,471	51,735	23,128
Total Operating Expenses	102,068	47,013	106,469	47,176	93,274	41,000

Operating Income	185,794	85,714	195,072	89,125	178,244	79,644

Interest expense, net of interest income	79,129	34,274	78,749	33,427	79,638	32,714
Amortization of deferred financing costs	7,204	3,545	6,384	2,885	4,808	1,693
Depreciation and amortization	116,956	58,537	114,879	55,275	98,854	46,217
Net Loss	(17,495)	(10,642)	(4,940)	(2,462)	(5,056)	(980)

Real estate depreciation	116,715	58,490	114,592	55,218	98,568	46,161
FFO Contribution	$99,220	$47,848	$109,652	$52,756	$93,512	$45,181

FAD Adjustments:
Non real estate depreciation and amortization	$241	$47	$287	$57	$286	$56
Amortization of deferred financing costs	7,204	3,545	6,384	2,885	4,808	1,693
Straight-line rental income and other non-cash adjustments	(30,338)	(18,226)	(33,183)	(20,273)	(15,245)	(8,390)
Second cycle tenant improvement	(1,703)	(958)	(3,419)	(1,711)	(4,131)	(2,125)
Second cycle leasing commissions	(1,414)	(752)	(4,669)	(2,797)	(2,651)	(1,388)
Revenue enhancing recurring CAPEX	(270)	(12)	(36)	(315)	(1,306)	(513)
Non-revenue enhancing recurring CAPEX	(1,195)	(662)	(1,726)	(927)	(2,004)	(1,031)
Total FAD Adjustments	$(27,475)	$(17,018)	$(36,362)	$(23,081)	$(20,243)	$(11,698)

First cycle tenant improvement	$2,519	$1,242	$581	$158	$6,318	$2,529
First cycle leasing commissions	$47	$14	$7	$—	$14	$7
Development costs	$129,346	$80,107	$112,571	$71,745	$151,046	$107,258
Redevelopment costs	$5,514	$2,781	$126	$52	$514	$210
Capitalized interest	$10,307	$6,410	$10,223	$6,465	$7,890	$5,603

Supplemental Information	17	Second Quarter 2021

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended		Six Months Ended
	June 30, 2021		June 30, 2020

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$498,845	$231,930	$471,794	$208,100
Escalation and reimbursement revenues	78,789	34,234	72,247	33,101
Investment income	2,443	610	2,488	617
Other income	10,652	3,195	7,509	4,240
Total Revenues, net	590,729	269,969	554,038	246,058

Loss on early extinguishment of debt	(1,326)	(941)	—	—

Expenses
Operating expenses	88,643	39,558	86,928	37,342
Operating lease rent	11,287	5,648	12,562	6,099
Real estate taxes	108,607	48,983	105,107	47,063
Total Operating Expenses	208,537	94,189	204,597	90,504

Operating Income	380,866	174,839	349,441	155,554

Interest expense, net of interest income	157,878	67,701	165,962	68,491
Amortization of deferred financing costs	13,588	6,430	9,622	3,380
Depreciation and amortization	231,835	113,812	197,438	92,091
Net Loss	(22,435)	(13,104)	(23,581)	(8,408)

Real estate depreciation	231,307	113,708	196,864	91,978
FFO Contribution	$208,872	$100,604	$173,283	$83,570

FAD Adjustments:
Non real estate depreciation and amortization	$528	$104	$574	$113
Amortization of deferred financing costs	13,588	6,430	9,622	3,380
Straight-line rental income and other non-cash adjustments	(63,521)	(38,499)	(32,422)	(18,339)
Second cycle tenant improvement	(5,122)	(2,669)	(8,795)	(4,157)
Second cycle leasing commissions	(6,083)	(3,549)	(6,379)	(3,255)
Revenue enhancing recurring CAPEX	(306)	(327)	(1,861)	(570)
Non-revenue enhancing recurring CAPEX	(2,921)	(1,589)	(3,096)	(2,089)
Total FAD Adjustments	$(63,837)	$(40,099)	$(42,357)	$(24,917)

First cycle tenant improvement	$3,100	$1,400	$13,730	$6,176
First cycle leasing commissions	$54	$14	$266	$119
Development costs	$241,917	$151,852	$251,774	$178,785
Redevelopment costs	$5,640	$2,833	$1,765	$858
Capitalized Interest	$20,530	$12,875	$16,619	$11,801

Supplemental Information	18	Second Quarter 2021

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2021	2020	2021	2021	2020

Net Operating Income (1)	$95,785	$108,246	$101,644	$197,429	$228,865
SLG share of property NOI from unconsolidated JVs	86,704	77,841	87,687	174,391	152,908
NOI, including SLG share of unconsolidated JVs	182,489	186,087	189,331	371,820	381,773
Partners' share of NOI - consolidated JVs	133	(940)	95	229	(1,615)
NOI - SLG share	$182,622	$185,147	$189,426	$372,049	$380,158

NOI, including SLG share of unconsolidated JVs	$182,489	$186,087	$189,331	$371,820	$381,773
Free rent (net of amortization)	(11,726)	(4,575)	(13,928)	(25,655)	(8,379)
Amortization of acquired above and below-market leases, net	(2,932)	(5,436)	(2,410)	(5,342)	(10,496)
Straight-line revenue adjustment	(6,205)	(6,604)	(5,406)	(11,612)	(11,634)
Straight-line tenant credit loss	(3,257)	7,310	2,195	(1,062)	7,804
Operating lease straight-line adjustment	476	770	476	953	1,672
Cash NOI, including SLG share of unconsolidated JVs	158,845	177,552	170,258	329,102	360,740
Partners' share of cash NOI - consolidated JVs	130	(685)	92	223	(1,297)
Cash NOI - SLG share	$158,975	$176,867	$170,350	$329,325	$359,443

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended June 30, 2021		Six Months Ended June 30, 2021

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$155,700	$143,263	$310,489	$286,043
Retail Operating Properties	6,978	6,664	14,570	13,857
Residential Operating Properties	116	136	210	224
Suburban Operating Properties	2,637	2,638	4,694	4,589
Development/Redevelopment	13,917	2,992	29,169	11,715
Total Operating and Development	179,348	155,693	359,132	316,428
Property Dispositions (2)	4,722	4,725	11,593	11,610
Other (3)	(1,448)	(1,443)	1,324	1,287
Total	$182,622	$158,975	$372,049	$329,325

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	19	Second Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2021	2020	%	2021	2021	2020	%
Revenues
Rental revenue, net	$140,686	$138,782	1.4%	$136,995	$277,681	$285,153	(2.6)%
Escalation & reimbursement revenues	15,867	17,166	(7.6)%	17,839	33,706	37,732	(10.7)%
Other income	1,195	10,792	(88.9)%	48	1,243	11,160	(88.9)%
Total Revenues	157,748	166,740	(5.4)%	154,882	312,630	334,045	(6.4)%

Expenses
Operating expenses	31,041	29,483	5.3%	31,691	62,732	67,688	(7.3)%
Operating lease rent	6,225	7,103	(12.4)%	6,225	12,450	13,696	(9.1)%
Real estate taxes	35,967	34,631	3.9%	35,930	71,897	69,282	3.8%
Total Operating Expenses	73,233	71,217	2.8%	73,846	147,079	150,666	(2.4)%

Operating Income	84,515	95,523	(11.5)%	81,036	165,551	183,379	(9.7)%

Interest expense & amortization of financing costs	17,845	13,691	30.3%	17,794	35,639	26,792	33.0%
Depreciation & amortization	44,476	50,472	(11.9)%	45,556	90,032	102,670	(12.3)%

Income before noncontrolling interest	22,194	31,360	(29.2)%	17,686	39,880	53,917	(26.0)%
Real estate depreciation & amortization	44,459	50,454	(11.9)%	45,538	89,997	102,635	(12.3)%
FFO Contribution	$66,653	$81,814	(18.5)%	$63,224	$129,877	$156,552	(17.0)%

Non–building revenue	(87)	(222)	(60.8)%	(35)	(122)	(550)	(77.8)%

Interest expense & amortization of financing costs	17,845	13,691	30.3%	17,794	35,639	26,792	33.0%
Non-real estate depreciation	17	18	(5.6)%	18	35	35	—%
NOI	$84,428	$95,301	(11.4)%	$81,001	$165,429	$182,829	(9.5)%

Cash Adjustments
Free rent (net of amortization)	$(4,168)	$(3,130)	33.2%	$(4,718)	$(8,886)	$(5,717)	55.4%
Straight-line revenue adjustment	(1,065)	(1,860)	(42.7)%	(25)	(1,090)	(2,185)	(50.1)%
Amortization of acquired above and below-market leases, net	(100)	(858)	(88.3)%	(95)	(195)	(2,428)	(92.0)%
Operating lease straight-line adjustment	244	245	(0.4)%	245	489	533	(8.3)%
Straight-line tenant credit loss	(2,651)	5,090	(152.1)%	1,363	(1,288)	5,102	(125.2)%
Cash NOI	$76,688	$94,788	(19.1)%	$77,771	$154,459	$178,134	(13.3)%

Lease termination income	(1,095)	(10,570)	(89.6)%	(5)	(1,100)	(10,590)	(89.6)%
Cash NOI excluding lease termination income	$75,593	$84,218	(10.2)%	$77,766	$153,359	$167,544	(8.5)%

Operating Margins
NOI to real estate revenue, net	53.6%	57.2%		52.3%	52.9%	54.8%
Cash NOI to real estate revenue, net	48.6%	56.9%		50.2%	49.4%	53.4%

NOI before operating lease rent/real estate revenue, net	57.5%	61.5%		56.3%	56.9%	58.9%
Cash NOI before operating lease rent/real estate revenue, net	52.4%	61.0%		54.1%	53.3%	57.4%

Supplemental Information	20	Second Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2021	2020	%	2021	2021	2020	%
Revenues
Rental revenue, net	$105,064	$99,759	5.3%	$105,958	$211,022	$201,731	4.6%
Escalation & reimbursement revenues	15,954	15,156	5.3%	18,254	34,208	33,591	1.8%
Other income	1,022	381	168.2%	852	1,874	1,310	43.1%
Total Revenues	122,040	115,296	5.8%	125,064	247,104	236,632	4.4%

Expenses
Operating expenses	16,319	13,704	19.1%	18,188	34,507	34,685	(0.5)%
Operating lease rent	2,824	2,824	—%	2,824	5,648	5,727	(1.4)%
Real estate taxes	24,462	22,922	6.7%	24,265	48,727	46,653	4.4%
Total Operating Expenses	43,605	39,450	10.5%	45,277	88,882	87,065	2.1%

Operating Income	78,435	75,846	3.4%	79,787	158,222	149,567	5.8%

Interest expense & amortization of financing costs	33,377	34,560	(3.4)%	33,181	66,558	71,974	(7.5)%
Depreciation & amortization	47,551	43,222	10.0%	49,439	96,990	86,145	12.6%

Loss before noncontrolling interest	(2,493)	(1,936)	28.8%	(2,833)	(5,326)	(8,552)	(37.7)%
Real estate depreciation & amortization	47,550	43,222	10.0%	49,439	96,989	86,144	12.6%
FFO Contribution	$45,057	$41,286	9.1%	$46,606	$91,663	$77,592	18.1%

Non–building revenue	(771)	(203)	279.8%	(817)	(1,588)	(1,123)	41.4%

Interest expense & amortization of financing costs	33,377	34,560	(3.4)%	33,181	66,558	71,974	(7.5)%
Non-real estate depreciation	1	—	100.0%	—	1	1	—%
NOI	$77,664	$75,643	2.7%	$78,970	$156,634	$148,444	5.5%

Cash Adjustments
Free rent (net of amortization)	$1,191	$(899)	(232.5)%	$(2,609)	$(1,418)	$(2,060)	(31.2)%
Straight-line revenue adjustment	(2,727)	(4,641)	(41.2)%	(5,580)	(8,307)	(9,710)	(14.4)%
Amortization of acquired above and below-market leases, net	(4,824)	(3,807)	26.7%	(4,311)	(9,135)	(7,630)	19.7%
Operating lease straight-line adjustment	233	252	(7.5)%	232	465	594	(21.7)%
Straight-line tenant credit loss	(630)	1,269	(149.6)%	840	210	1,740	(87.9)%
Cash NOI	$70,907	$67,817	4.6%	$67,542	$138,449	$131,378	5.4%

Lease termination income	(247)	(172)	43.6%	(7)	(254)	(179)	41.9%
Cash NOI excluding lease termination income	$70,660	$67,645	4.5%	$67,535	$138,195	$131,199	5.3%

Operating Margins
NOI to real estate revenue, net	64.0%	65.7%		63.6%	63.8%	63.0%
Cash NOI to real estate revenue, net	58.5%	58.9%		54.4%	56.4%	55.8%

NOI before operating lease rent/real estate revenue, net	66.4%	68.2%		65.8%	66.1%	65.5%
Cash NOI before operating lease rent/real estate revenue, net	60.6%	61.2%		56.4%	58.5%	58.0%

Supplemental Information	21	Second Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2021	2020	%	2021	2021	2020	%
Revenues
Rental revenue, net	$140,686	$138,782	1.4%	$136,995	$277,681	$285,153	(2.6)%
Escalation & reimbursement revenues	15,867	17,166	(7.6)%	17,839	33,706	37,732	(10.7)%
Other income	1,195	10,792	(88.9)%	48	1,243	11,160	(88.9)%
Total Revenues	157,748	166,740	(5.4)%	154,882	312,630	334,045	(6.4)%

Equity in Net Loss from Unconsolidated Joint Ventures (1)	(2,493)	(1,936)	28.8%	(2,833)	(5,326)	(8,552)
Expenses
Operating expenses	31,041	29,483	5.3%	31,691	62,732	67,688	(7.3)%
Operating lease rent	6,225	7,103	(12.4)%	6,225	12,450	13,696	(9.1)%
Real estate taxes	35,967	34,631	3.9%	35,930	71,897	69,282	3.8%
Total Operating Expenses	73,233	71,217	2.8%	73,846	147,079	150,666	(2.4)%

Operating Income	82,022	93,587	(12.4)%	78,203	160,225	174,827	(8.4)%

Interest expense & amortization of financing costs	17,845	13,691	30.3%	17,794	35,639	26,792	33.0%
Depreciation & amortization	44,476	50,472	(11.9)%	45,556	90,032	102,670	(12.3)%

Income before noncontrolling interest	19,701	29,424	(33.0)%	14,853	34,554	45,365	(23.8)%
Real estate depreciation & amortization	44,459	50,454	(11.9)%	45,538	89,997	102,635	(12.3)%
Joint Ventures Real estate depreciation & amortization (1)	47,550	43,222	10.0%	49,439	96,989	$86,144	12.6%
FFO Contribution	$111,710	$123,100	(9.3)%	$109,830	$221,540	$234,144	(5.4)%

Non–building revenue	(87)	(222)	(60.8)%	(35)	(122)	(550)	(77.8)%
Joint Ventures Non–building revenue (1)	(771)	(203)	279.8%	(817)	(1,588)	(1,123)	41.4%

Interest expense & amortization of financing costs	17,845	13,691	30.3%	17,794	35,639	26,792	33.0%
Joint Ventures Interest expense & amortization of financing costs (1)	33,377	34,560	(3.4)%	33,181	66,558	71,974	(7.5)%
Non-real estate depreciation	17	18	(5.6)%	18	35	35	—%
Joint Ventures Non-real estate depreciation (1)	1	—	100.0%	—	1	1	—%
NOI	$162,092	$170,944	(5.2)%	$159,971	$322,063	$331,273	(2.8)%

Cash Adjustments
Non-cash adjustments	$(7,740)	$(513)	1,408.8%	$(3,230)	$(10,970)	$(4,695)	133.7%
Joint Ventures non-cash adjustments (1)	(6,757)	(7,826)	(13.7)%	(11,428)	(18,185)	(17,066)	6.6%
Cash NOI	$147,595	$162,605	(9.2)%	$145,313	$292,908	$309,512	(5.4)%

Lease termination income	(1,095)	(10,570)	(89.6)%	(5)	(1,100)	(10,590)	(89.6)%
Joint Ventures lease termination income (1)	(247)	(172)	43.6%	(7)	(254)	(179)	41.9%
Cash NOI excluding lease termination income	$146,253	$151,863	(3.7)%	$145,301	$291,554	$298,743	(2.4)%

Operating Margins
NOI to real estate revenue, net	58.1%	60.7%		57.3%	57.7%	58.2%
Cash NOI to real estate revenue, net	52.9%	57.7%		52.1%	52.5%	54.4%

NOI before operating lease rent/real estate revenue, net	61.4%	64.2%		60.6%	61.0%	61.6%
Cash NOI before operating lease rent/real estate revenue, net	56.0%	61.1%		55.1%	55.6%	57.6%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	Second Quarter 2021

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

				Principal			2021	Initial		Principal	As-Of	Final
			Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity	Earliest
Fixed rate debt			Interest (%)	6/30/2021	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)	Prepayment (3)
Secured fixed rate debt
100 Church Street			100.0	$202,558	4.68%		$4,663	Jul-22		$197,784	—	Jul-22	Apr-22
420 Lexington Avenue			100.0	291,359	3.99%		5,375	Oct-24		272,749	—	Oct-40	Jul-24
Landmark Square			100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27	Oct-26
485 Lexington Avenue			100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27	Oct-26
1080 Amsterdam			92.5	34,773	3.59%		241	Feb-27		30,549	—	Feb-27	Open
				$1,078,690	4.30%		$10,279			$1,051,082
Unsecured fixed rate debt
Unsecured notes (swapped)				$350,000	1.52%		$—	Aug-21		$350,000	—	Aug-21	Open
Unsecured notes				499,857	3.25%		—	Oct-22		500,000	—	Oct-22	Open
Unsecured notes				301,547	4.50%		—	Dec-22		300,000	—	Dec-22	Open
Term loan A (swapped)				1,300,000	2.47%	(4)	—	Mar-23	(4)	1,300,000	—	Mar-23	Open
Term loan B (swapped)				200,000	1.14%		—	Nov-24		200,000	—	Nov-24	Open
Unsecured notes				100,000	4.27%		—	Dec-25		100,000	—	Dec-25	Open
Junior subordinated deferrable interest debentures (swapped)				100,000	1.46%		—	Jul-35		100,000	—	Jul-35	Open
				$2,851,404	2.64%		$—			$2,850,000

	Total Fixed Rate Debt			$3,930,094	3.09%		$10,279			$3,901,082
Floating rate debt
Secured floating rate debt
185 Broadway (LIBOR + 285 bps)			100.0	$178,251	2.95%		$—	Nov-21		$168,871	—	Nov-23	Open
609 Fifth Avenue (LIBOR + 295 bps)			100.0	57,651	3.05%		—	Mar-22		57,651	—	Mar-22	Open
220 East 42nd (LIBOR + 275 bps)			100.0	510,000	2.85%		—	Jun-23		510,000	—	Jun-25	Open
719 Seventh Avenue (LIBOR + 120 bps)			75.0	50,000	1.45%		—	Sep-23		50,000	—	Sep-23	Open
				$795,902	2.80%		$—			$786,522
Unsecured floating rate debt
Revolving credit facility (LIBOR + 100 bps)				$—	1.10%		$—	Mar-22		$630,000	Mar-23	Mar-23	Open
				$—	1.10%		$—			$630,000

	Total Floating Rate Debt			$795,902	2.80%		$—			$1,416,522

	Total Debt - Consolidated			$4,725,996	3.05%		$10,279			$5,317,604

	Deferred financing costs			(26,820)
	Total Debt - Consolidated, net			$4,699,176	3.05%

	Total Debt - Joint Venture, net			$5,475,491	3.17%

Total Debt including SLG share of unconsolidated JV Debt				$10,284,662	3.11%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt				$9,859,742	2.98%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.10% or the effective 3-month LIBOR rate at the end of the quarter of 0.15%, as applicable. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) Loans noted as "open" may be subject to certain fees, premiums or other amounts due on early repayment.
(4) Represents a blended fixed rate inclusive of the effect of the following swaps:
Term Loan A (swapped)
Notional Value	Rate	Maturity Date
100,000,000	0.14%	Feb-22
400,000,000	0.16%	Feb-23
200,000,000	1.13%	Jul-23
100,000,000	1.16%	Jul-23
150,000,000	2.70%	Jan-24
200,000,000	2.74%	Jan-26
150,000,000	2.72%	Jan-26

Supplemental Information	23	Second Quarter 2021

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding					2021	Initial		Principal	As-Of	Final
	Ownership	6/30/21				Principal Amortization		Maturity		Due at Maturity	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share		Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)	Prepayment (3)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748		4.45%		$—	Jul-22		$32,748	—	Jul-22	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788		5.50%		—	Jul-22		38,788	—	Jul-22	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000		4.46%		—	Oct-22		105,000	—	Oct-22	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500		5.45%		—	Oct-22		32,500	—	Oct-22	Open
21 East 66th Street	32.3	12,000	3,874		3.60%		—	Apr-23		3,874	—	Apr-28	Open
919 Third Avenue	51.0	500,000	255,000		5.12%		—	Jun-23		255,000	—	Jun-23	Feb-23
1515 Broadway	56.9	811,275	461,364		3.93%		10,670	Mar-25		419,372	—	Mar-25	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000		3.84%		—	Sep-25		840,000	—	Sep-25	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120		3.37%		—	Feb-26		107,120	—	Feb-26	Open
400 East 57th Street	41.0	96,666 (4)	39,633	(4)	3.00%		628	Nov-26		36,798	—	Nov-26	Open
Worldwide Plaza	25.0	1,200,000	299,400		3.98%		—	Nov-27		299,400	—	Nov-27	Jul-27
Stonehenge Portfolio	Various	195,899 (5)	11,279		3.50%		85	Various	(5)	10,325	—	Various	Open
One Vanderbilt Avenue	71.0	3,000,000	2,130,300		2.86%	(6)	—	Jul-31		2,130,300	—	Jul-31	Jul-23
Total Fixed Rate Debt		$8,323,168	$4,357,006		3.48%	(7)	$11,383			$4,311,225
Floating rate debt
280 Park Avenue (LIBOR + 173 bps)	50.0	$1,200,000	$600,000		1.83%		$—	Sep-21		$600,000	Sep-24	Sep-24	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500		2.75%		—	Oct-21		97,500	—	Oct-22	Open
2 Herald Square (LIBOR + 145 bps)	51.0	214,500	109,395		1.55%		—	Nov-21		109,395	—	Nov-23	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900		1.63%		—	Jan-22		6,900	Jan-23	Jan-23	Open
121 Greene Street (LIBOR + 200 bps)	50.0	13,577	6,789		2.10%		—	Nov-22		6,789	—	Nov-22	Open
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431		3.50%		—	Sep-23		33,431	—	Sep-23	Open
100 Park Avenue (LIBOR + 225 bps)	49.9	360,000	179,640		2.50%		—	Dec-23		179,640	—	Dec-25	Open
15 Beekman (LIBOR + 150 bps)	20.0	27,002	5,400		2.25%		—	Jan-24		5,400	—	Jul-25	Open
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000		1.45%		—	Feb-25		121,000	—	Feb-25	Open
One Madison Avenue (LIBOR + 335 bps)	50.5	81,971	41,395		3.60%		—	Nov-25		41,395	—	Nov-26	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	654	210		2.82%		14	Jun-33		2	—	Jun-33	Open
Total Floating Rate Debt		$2,401,254	$1,201,660		2.05%	(7)	$14			$1,201,452
Total unconsolidated JV Debt		$10,724,422	$5,558,666		3.17%	(7)	$11,397			$5,512,677
	Deferred financing costs	(143,318)	(83,175)
Total unconsolidated JV Debt, net		$10,581,104	$5,475,491		3.17%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.11%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) In April 2021, the Company entered into contract to sell its interest in the property.
(5) Comprised of three mortgages totaling $132.4 million that mature in April 2028 and two mortgages totaling $63.5 million that mature in July 2029.
(6) The financing carries a stated coupon of 2.855%, equivalent to a rate of 2.947% inclusive of hedging costs.
(7) Calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.						Composition of Debt
Revolving Credit Facility Covenants							Fixed Rate Debt
	Actual	Required						Consolidated		$3,930,094
Total Debt / Total Assets	40.8%	Less than 60%						SLG Share of JV		4,357,006
Fixed Charge Coverage	2.47x	Greater than 1.4x					Total Fixed Rate Debt			$8,287,100	80.6%
Maximum Secured Indebtedness	17.3%	Less than 50%
Maximum Unencumbered Leverage Ratio	50.2%	Less than 60%					Floating Rate Debt

Unsecured Notes Covenants								Consolidated		$795,902
	Actual	Required						SLG Share of JV		1,201,660
Total Debt / Total Assets	38.7%	Less than 60%								1,997,562	19.4%
Secured Debt / Total Assets	19.6%	Less than 40%				Floating Rate DPE and Other Investments				(308,351)	(3.0)%
Debt Service Coverage	3.00x	Greater than 1.5x					Total Floating Rate Debt			$1,689,211	16.4%
Unencumbered Assets / Unsecured Debt	285.4%	Greater than 150%					Total Debt			$10,284,662

Supplemental Information	24	Second Quarter 2021

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

	Ownership	2021 Scheduled		2022 Scheduled		2023 Scheduled		2024 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment		Cash Payment		Cash Payment		Cash Payment		Liabilities (1)	Expiration (2)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$6,909		$6,909		$6,909		$6,909		$92,345	2043
SL Green Headquarters at One Vanderbilt	71.0	—	(3)(4)	695	(3)(4)	1,398	(3)(4)	1,695	(3)	94,303	2048
625 Madison Avenue	100.0	4,613		2,306	(5)	—	(5)	—	(5)	4,519	2054
420 Lexington Avenue	100.0	11,199		11,199		11,199		11,199		178,331	2080
711 Third Avenue	100.0	5,500		5,500		5,500		5,500		50,975	2083	(6)
885 Third Avenue	100.0	759		759		759		759		15,351	2080
1080 Amsterdam Avenue	92.5	290		290		290		306		7,489	2111
Total		$29,270		$27,658		$26,055		$26,368		$443,313

Financing Leases
1080 Amsterdam Avenue	92.5	$404		$404		$404		$426		$22,546	2111
15 Beekman	100.0	3,041		3,087		3,133		3,180		102,262	2119	(7)
Total		$3,445		$3,491		$3,537		$3,606		$124,808

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	50.0	$1,659		$1,790		$1,790		$1,790		$17,358	2053
650 Fifth Avenue (Floors b-3)	50.0	1,428		1,441		1,458		1,569		31,049	2062
1560 Broadway	50.0	6,861		6,861		6,935		7,272		71,576	2114
Total		$9,948		$10,092		$10,183		$10,631		$119,983

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$6,695		$6,695		$6,786		$7,364		$99,332	2062
One Vanderbilt Avenue Garage	71.0	203		205		207		209		3,385	2069
2 Herald Square	51.0	7,107		7,285		7,467		7,654		223,491	2077	(7)
Total		$14,005		$14,185		$14,460		$15,227		$326,208

(1) Per the balance sheet as of June 30, 2021.
(2) Reflects all available extension options.
(3) Reflects scheduled cash payments net of the Company's ownership interest.
(4) The 2021, 2022, and 2023 scheduled cash payments reflect free rent.
(5) Reflects known cash payments through ground rent reset date.
(6) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(7) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.

Supplemental Information	25	Second Quarter 2021

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

6/30/2020	$1,221,936		$1,571,381	8.35%	8.63%

Debt investment originations/fundings/accretion(4)	94,062
Preferred Equity investment originations/accretion(4)	3,176
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(156,854)
Reserves/Realized Losses	(8,957)
9/30/2020	$1,153,363		$1,220,310	7.04%	7.07%

Debt investment originations/fundings/accretion(4)	5,935
Preferred Equity investment originations/accretion(4)	3,221
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(77,697)
Reserves/Realized Losses	(8,280)
12/31/2020	$1,076,542		$1,090,681	6.49%	6.80%

Debt investment originations/fundings/accretion(4)	17,465
Preferred Equity investment originations/accretion(4)	3,195
Redemptions/Sales/Syndications/Equity Ownership/Amortization	—
Reserves/Realized Losses	—
3/31/2021	$1,097,202		$1,102,569	6.77%	6.86%

Debt investment originations/fundings/accretion(4)	72,525
Preferred Equity investment originations/accretion(4)	3,274
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(100,290)
Reserves/Realized Losses	—
6/30/2021	$1,072,711	(5)	$1,156,359	7.11%	7.34%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.

Supplemental Information	26	Second Quarter 2021

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2)(3)

Senior Mortgage Debt	$13,753	$1,250	$15,003		$—	$148	4.62%	5.33%

Junior Mortgage Participation	7,213	—	7,213		60,000	$9,602	7.70%	7.54%

Mezzanine Debt	287,385	496,855	784,240		4,738,952	$849	6.35%	6.51%

Preferred Equity	—	266,255	266,255		1,962,750	$937	9.83%	9.92%

Balance as of 6/30/21	$308,351	$764,360	$1,072,711	(4)		$920	7.11%	7.34%

	Debt and Preferred Equity Maturity Profile (5)
	2021	2022	2023	2024	2025 & Thereafter
Floating Rate	38,321	246,512	23,519	—	—
Fixed Rate	56,248	199,787	287,607	6,890	213,827
Sub-total	94,569	446,299	311,126	6,890	213,827

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.
(5) The weighted average maturity of the outstanding balance is 2.10 years. Approximately 27.6% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.91 years.

Supplemental Information	27	Second Quarter 2021

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	6/30/2021	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$225,367	Fee	Manhattan	$364,858	$1,012	(4)

Mezzanine Loan and Preferred Equity	212,928	Office	Manhattan	1,712,750	$1,081	10.96%

Mezzanine Loan	130,774	Office	Manhattan	1,115,000	$1,072	10.53%

Preferred Equity	108,577	Multi-Family Rental	Manhattan	250,000	$727	6.55%

Mezzanine Loan	62,240	Fee	Manhattan	270,550	$570	14.16%

Mortgage and Mezzanine Loans	56,248	Residential/Retail	Manhattan	—	$720	3.61%

Mezzanine Loan	49,994	Office	Manhattan	275,000	$414	6.86%

Mezzanine Loan	42,263	Multi-Family Rental	Manhattan	280,000	$499	8.83%

Mezzanine Loan	37,148	Office	Manhattan	179,132	$665	6.08%

Mezzanine Loan	30,000	Office	Manhattan	95,000	$573	8.40%

Total	$955,539

(1) Net of unamortized fees, discounts, and premiums excluding loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan is on non-accrual at 6/30/2021.

Supplemental Information	28	Second Quarter 2021

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-21	Mar-21	Dec-20	Sep-20	Jun-20		100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	5.0	99.3	99.3	99.3	99.3	99.3	$51,117	7.8	4.7	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	1.0	88.9	88.9	88.9	82.6	82.6	12,141	1.8	1.1	25
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	1.1	76.9	76.7	89.3	89.3	89.9	13,539	2.1	1.2	52
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.9	99.6	99.6	99.6	99.4	99.5	47,790	7.2	4.4	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	5.3	94.3	94.1	94.1	96.5	97.0	69,397	10.5	6.5	34
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1.0	100.0	91.2	91.2	91.2	74.9	17,594	2.7	1.6	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.5	85.3	85.7	90.5	91.7	91.7	81,719	12.4	7.5	171
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	200,000	0.9	86.2	86.2	86.2	86.2	87.3	16,593	2.5	1.5	13
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	4.4	85.9	85.9	89.5	89.5	89.5	55,652	8.4	5.1	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.5	99.9	99.9	99.9	99.9	99.9	49,479	7.5	4.6	9
711 Third Avenue	100.0 (1)	Grand Central North	Leasehold Interest (1)	1	524,000	2.5	91.2	96.4	89.1	89.1	91.3	34,030	5.2	3.1	21
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3.3	81.3	85.8	89.3	89.3	90.2	41,916	6.4	3.9	42
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	5.0	79.8	79.8	79.8	94.1	93.3	79,242	12.0	7.3	12
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.7	80.1	80.7	81.2	87.9	87.3	37,029	5.6	3.4	39

Subtotal / Weighted Average				14	9,530,745	45.1%	89.7%	90.1%	91.3%	93.5%	93.3%	$607,238	92.1%	55.9%	499

"Non Same Store"
590 Fifth Avenue	100.0	Midtown	Fee Interest	1	103,300	0.5	66.3	66.3	68.5	N/A	N/A	$6,119	0.9	0.6	9
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	625,300	3.0	84.6	86.8	88.5	92.7	N/A	45,992	7.0	4.2	14

Subtotal / Weighted Average				2	728,600	3.5%	82.0%	83.9%	85.7%	92.7%	—	52,111	7.9%	4.8%	23

Total / Weighted Average Consolidated Properties				16	10,259,345	48.6%	89.1%	89.7%	90.9%	93.5%	93.3%	$659,349	100.0%	60.7%	522

UNCONSOLIDATED PROPERTIES
"Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.7	95.8	95.8	95.8	95.8	95.8	$41,874		2.0	5
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.7	87.7	91.0	93.5	95.8	95.1	29,431		1.5	35
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	10.9	100.0	100.0	95.7	95.7	95.7	169,557		9.4	11
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.9	83.6	83.0	82.5	81.8	80.7	61,778		2.8	38
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.8	94.2	94.3	92.0	92.7	91.3	128,335		5.9	38
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.5	92.2	92.9	94.7	91.2	94.1	38,510		2.1	38
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.9	100.0	100.0	100.0	100.0	100.0	102,934		4.8	7
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	8.3	99.9	99.9	99.9	94.9	94.9	140,019		7.4	9
Worldwide Plaza	25.0	Westside	Fee Interest	1	2,048,725	9.7	97.7	97.7	96.6	94.6	94.6	148,397		3.4	23

Subtotal / Weighted Average				9	10,869,183	51.4%	96.7%	96.8%	95.6%	94.3%	94.2%	$860,835		39.3%	204

Total / Weighted Average Unconsolidated Properties				9	10,869,183	51.4%	96.7%	96.8%	95.6%	94.3%	94.2%	$860,835		39.3%	204

Manhattan Operating Properties Grand Total / Weighted Average				25	21,128,528	100.0%	93.0%	93.4%	93.3%	93.9%	93.8%	$1,520,184			726
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,086,314		100.0%
Manhattan Operating Properties Same Store Occupancy %					20,399,928	96.5%	93.4%	93.7%	93.6%	94.0%	93.8%
Manhattan Operating Properties Same Store Leased Occupancy %							93.6%	94.1%	94.3%	95.2%	95.4%

(1) The Company owns 50% of the fee interest.

Supplemental Information	29	Second Quarter 2021

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-21	Mar-21	Dec-20	Sep-20	Jun-20

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	5.5	100.0	100.0	100.0	100.0	100.0	$3,199	2.2	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	4.2	100.0	100.0	100.0	100.0	100.0	2,200	1.6	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	2.3	100.0	100.0	100.0	100.0	100.0	1,814	2.1	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	22.2	100.0	100.0	100.0	100.0	100.0	36,868	41.6	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	38.3	100.0	100.0	100.0	100.0	100.0	56,599	14.0	6
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	3.2	—	—	—	—	—	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	18.5	88.3	88.3	88.3	88.3	88.3	30,172	34.1	3
Added to Same Store in 2021
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.7	100.0	100.0	100.0	100.0	100.0	3,792	4.4	1

Subtotal/Weighted Average				9	299,090	95.9%	94.4%	94.4%	94.4%	94.4%	94.4%	$134,644	100.0%	15

"Non Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	4.1	—	100.0	100.0	N/A	N/A	$—	—	—
Subtotal/Weighted Average				1	12,946	4.1%	—%	100.0%	100.0%	—%	—%	$—	—%	—

Total / Weighted Average Retail Properties				10	312,036	100.0%	90.5%	94.6%	94.6%	94.4%	94.4%	$134,644	100.0%	15

Residential Properties
	Ownership			# of	Usable	Total	Occupancy % (Commenced Leases)					Average Monthly Rent Per Unit ($'s) (1)	Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Jun-21	Mar-21	Dec-20	Sep-20	Jun-20

"Same Store" Residential
400 East 57th Street (2)	41.0	Upper East Side	Fee Interest	1	290,482	263	71.5	65.4	66.2	72.6	89.0	$3,598	$9,446	60.1
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	40.6	38.5	35.4	33.3	83.3	4,017	2,225	31.9
Stonehenge Portfolio	Various	Various	Fee Interest	6	445,934	538	81.2	70.7	65.7	72.0	90.0	3,775	21,250	8.0
Subtotal/Weighted Average				8	818,666	898	74.0%	65.7%	62.6%	68.0%	89.0%	$3,739	$32,921	100.0%

Total / Weighted Average Residential Properties				8	818,666	898	74.0%	65.7%	62.6%	68.0%	89.0%	$3,739	$32,921

Suburban Properties
	Ownership			# of	Usable	% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-21	Mar-21	Dec-20	Sep-20	Jun-20

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	100.0	82.4	81.6	83.3	85.4	85.8	$20,985	100.0	112
Subtotal/Weighted Average				7	862,800	100.0%	82.4%	81.6%	83.3%	85.4%	85.8%	$20,985	100.0%	112

Total / Weighted Average Suburban Properties				7	862,800	100.0%	82.4%	81.6%	83.3%	85.4%	85.8%	$20,985	100.0%	112

(1) Calculated based on occupied units. Amounts in dollars.
(2) In April 2021, the Company entered into contract to sell its interest in the property.

Supplemental Information	30	Second Quarter 2021

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-21	Mar-21	Dec-20	Sep-20	Jun-20

Development / Redevelopment
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	1,657,198	50.0	66.9	59.4	58.0	—	N/A	$150,875	68.0	$2,878,000	17
19 East 65th Street	100.0	Plaza District	Fee Interest	1	14,639	0.4	5.5	5.5	5.5	5.5	5.5	32	—	9,639	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	138,563	4.2	100.0	100.0	100.0	100.0	100.0	10,551	6.7	177,363	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	17.0	25.2	26.1	26.7	32.0	32.7	19,737	12.5	293,262	19
707 Eleventh Avenue	100.0	Midtown West	Fee Interest	1	159,720	4.8	23.3	23.3	23.3	23.3	54.3	1,977	1.3	102,047	1
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	23.6	34.0	39.1	66.9	68.4	89.4	18,185	11.5	310,029	22
Total / Weighted Average Development / Redevelopment Properties				6	3,313,120	100.0%	51.1%	48.7%	54.6%	26.9%	66.9%	$201,357	100.0	$3,770,340	61

Construction in Progress
							Future Equity
					Equity Contributed		Contributions		Financing		Total
Building Address	Usable	Ownership	Estimated	Percentage							Development
	Sq. Feet	Interest (%)	TCO (1)	Leased	Company	Partners	Company	Partners	Drawn	Available	Budget (2)

185 Broadway	198,488	100.0	Q3 2021	—	78,547	—	2,781	—	178,251	46,749	306,328
15 Beekman (3)	221,884	20.0	(3)	100.0	7,650	30,600	11,252	45,008	27,002	97,998	219,510
One Madison	1,048,700	50.5	Q4 2023	—	545,004	54,138	—	438,107	81,971	1,168,029	2,287,249
760 Madison	58,574	100.0	Q4 2023	(4)	322,296	—	117,832	—	—	—	440,128

Total Construction In Progress					$953,497	$84,738	$131,865	$483,115	$287,224	$1,312,776	$3,253,215

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) The space is 100% leased to Pace University for 30 years. Delivery of the academic space and dormitory space is estimated for Q4 2022 and Q3 2023, respectively.
(4) The flagship retail space, which is comprised of 22,648 square feet, is 100% leased to Giorgio Armani for 15 years.

Supplemental Information	31	Second Quarter 2021

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-21	Mar-21	Dec-20	Sep-20	Jun-20		100%	SLG

HIGH STREET RETAIL - Consolidated Properties
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	—	—	—	$—	—	—	—

Subtotal / Weighted Average				1	10,040	0.7%	—%	—%	—%	—%	—%	$—	—%	—%	—

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.2	100.0	100.0	100.0	100.0	100.0	$3,199	1.1	0.6	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	2,200	0.8	0.5	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	0.9	—	100.0	100.0	N/A	N/A	—	—	—	—
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.4	100.0	100.0	100.0	100.0	100.0	3,792	1.4	1.3	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,814	0.7	0.6	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	5.0	100.0	100.0	100.0	100.0	100.0	36,868	13.2	12.1	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	8.7	100.0	100.0	100.0	100.0	100.0	56,599	20.3	4.1	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	4.3	88.3	88.3	88.3	88.3	88.3	30,172	10.8	9.9	3

Subtotal / Weighted Average				9	301,996	21.9%	93.5%	97.8%	97.8%	97.7%	97.7%	$134,644	48.3%	29.1%	15

Total / Weighted Average Prime Retail				10	312,036	22.6%	90.5%	94.6%	94.6%	94.4%	94.4%	$134,644	48.3%	29.1%	15

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.6	100.0	100.0	100.0	100.0	100.0	$3,610	1.3	2.4	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.2	94.8	77.6	94.8	81.6	86.8	2,569	0.9	1.7	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.3	97.3	97.3	97.3	97.3	100.0	4,938	1.8	3.2	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	2.6	82.2	82.2	82.2	82.2	85.6	2,260	0.8	1.5	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.8	100.0	100.0	100.0	100.0	100.0	3,616	1.3	2.4	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	3.3	100.0	90.3	90.3	90.3	90.3	5,613	2.0	3.7	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	17,114	1.2	15.9	15.9	15.9	15.9	100.0	865	0.3	0.6	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	3.0	100.0	100.0	100.0	100.0	100.0	6,063	2.2	4.0	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	4.4	100.0	99.7	100.0	100.0	100.0	2,300	0.8	1.5	2
590 Fifth Avenue	100.0	Midtown	Fee Interest	1	7,263	0.5	70.0	70.0	100.0	N/A	N/A	1,870	0.7	1.2	1
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.7	79.0	87.7	93.5	93.5	94.8	13,111	4.7	8.6	15
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.9	100.0	100.0	100.0	100.0	100.0	3,257	1.2	2.1	3
750 Third Avenue (1)	100.0	Grand Central North	Fee Interest	1	24,827	1.8	53.2	53.2	66.7	66.7	72.3	1,777	0.6	1.2	4
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.3	98.6	98.6	98.6	100.0	100.0	4,394	1.6	2.9	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403	0.9	97.4	97.4	97.4	97.4	N/A	670	0.2	0.4	2
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	310	0.1	0.2	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.7	100.0	100.0	100.0	100.0	77.7	6,912	2.6	4.6	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.3	100.0	62.6	62.6	62.6	62.6	2,635	0.9	1.7	5

Subtotal / Weighted Average				18	558,833	40.6%	90.5%	89.2%	91.5%	91.1%	90.9%	$66,770	24.0%	43.9%	84

Supplemental Information	32	Second Quarter 2021

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Jun-21	Mar-21	Dec-20	Sep-20	Jun-20		100%	SLG

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.9	83.2	83.2	83.2	83.2	83.2	$21,415	7.7	7.2	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.9	100.0	100.0	100.0	100.0	100.0	3,625	1.3	1.3	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.8	98.9	98.9	98.9	98.9	98.9	3,449	1.2	1.4	6
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.9	100.0	100.0	100.0	100.0	100.0	3,622	1.3	1.2	8
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		2.0	100.0	100.0	100.0	100.0	100.0	1,630	0.6	0.5	3
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717		0.7	66.6	66.6	66.6	66.6	66.6	1,372	0.5	0.4	8
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.7	100.0	100.0	100.0	100.0	100.0	1,922	0.7	0.8	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.3	98.9	98.9	98.9	98.9	100.0	3,498	1.3	1.2	4
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		13.4	100.0	100.0	100.0	100.0	100.0	34,599	12.3	12.9	9
World Wide Plaza	25.0	Westside	Fee Interest	1	10,592	(2)	0.8	93.6	93.6	100.0	100.0	100.0	1,355	0.5	0.2	7
Stonehenge Portfolio	Various	Various	Fee Interest	2	19,231		1.4	42.4	49.5	76.8	76.8	76.8	767	0.3	—	3

Subtotal / Weighted Average				12	506,989		36.8%	93.8%	94.0%	95.2%	95.2%	97.7%	$77,254	27.7%	27.1%	56

Total / Weighted Average Other Retail				30	1,065,822		77.4%	92.0%	91.5%	93.3%	93.0%	94.1%	$144,023	51.7%	70.9%	140

Retail Grand Total / Weighted Average				40	1,377,858		100.0%	91.7%	92.2%	93.6%	93.3%	94.2%	$278,667	100.0%		155
Retail Grand Total - SLG share of Annualized Rent													$152,149		100.0%

(1) Development / Redevelopment properties.
(2) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	33	Second Quarter 2021

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (1)	Annualized Contractual Rent PSF		Credit Rating (2)
Tenant Name	Property
ViacomCBS Inc.	1515 Broadway	57.0	Jun 2031	1,603,126	$105,400	$60,079	4.6%	$65.75
	1515 Broadway	57.0	Mar 2028	9,106	2,013	1,147	0.1%	221.01
	555 West 57th Street	100.0	Dec 2023	338,527	17,402	17,402	1.3%	51.41
	Worldwide Plaza	25.0	Jan 2027	32,598	2,278	568	—%	69.89
				1,983,357	$127,093	$79,196	6.0%	$64.08		BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,265,841	$80,194	$48,118	3.7%	$63.35		A+
Latham & Watkins LLP	885 Third Avenue	100.0	Jun 2021	408,559	$36,451	$36,451	2.8%	$89.22
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$49,021	$29,412	2.2%	$84.69		A-

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	199,860	$27,796	$19,735	1.5%	$139.08	(3)
	125 Park Avenue	100.0	Oct 2030	51,707	3,382	3,382	0.3%	65.40
	125 Park Avenue	100.0	Aug 2030	6,234	2,538	2,538	0.2%	407.13
				257,801	$33,716	$25,655	2.0%	$130.78		AA-

Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Dec 2022	625,140	$47,876	$24,417	1.9%	$76.58
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$21,102	$21,102	1.6%	$41.38		Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,970	$20,970	1.6%	$96.07

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,087	$20,087	1.5%	$58.25	(3)
	420 Lexington Avenue	100.0	Sep 2021	7,537	507	507	—%	67.23
	110 East 42nd Street	100.0	Oct 2021	1,840	127	127	—%	68.89
				354,250	$20,721	$20,721	1.6%	$58.49		Baa3

Visiting Nurse Service of New York	220 East 42nd Street	100.0	Sep 2048	308,115	$19,094	$19,094	1.5%	$61.97	(3)

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$12,807	$12,807	1.0%	$73.57
	11 Madison Avenue	60.0	Sep 2030	104,618	9,817	5,890	0.4%	93.84
				278,687	$22,624	$18,697	1.4%	$81.18

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$36,868	$18,434	1.4%	$532.66		AA-
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$34,846	$17,771	1.4%	$62.54
Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$68,041	$16,976	1.3%	$110.25
McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Jan 2043	146,642	$23,308	$16,549	1.3%	$158.95

Cardinia Real Estate LLC	220 East 42nd Street	100.0	Apr 2032	231,114	$14,959	$14,959	1.1%	$64.72
	280 Park Avenue	50.0	Mar 2031	27,761	2,494	1,247	0.1%	89.86
				258,875	$17,453	$16,206	1.2%	$67.42		BBB+

National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,820	$15,820	1.2%	$106.73

WeWork	609 Fifth Avenue	100.0	Apr 2036	138,563	$10,551	$10,550	0.8%	$76.14	(3)
	2 Herald Square	51.0	Feb 2036	153,061	8,972	4,576	0.3%	58.62
				291,624	$19,523	$15,126	1.1%	$66.94

Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	160,778	$22,398	$15,902	1.2%	$139.31		BBB-
Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,501	$15,501	1.2%	$92.73	(3)	BBB+

Total				9,205,685	$732,620	$492,118	37.7%	$79.58

(1) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.
(2) Corporate or bond rating from S&P or Moody's.
(3) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	34	Second Quarter 2021

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	35	Second Quarter 2021

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 3/31/21			1,414,540

Space which became available during the Quarter (2):
Office
	10 East 53rd Street	3	19,184	22,137	$104.15
	110 East 42nd Street	2	3,869	3,975	57.83
	110 Greene Street	3	6,865	6,797	58.27
	280 Park Avenue	1	8,600	8,600	90.01
	420 Lexington Avenue	18	55,009	67,210	60.98
	711 Third Avenue	1	27,297	32,826	62.00
	800 Third Avenue	2	5,607	5,683	82.00
	810 Seventh Avenue	3	30,971	31,809	66.95
	885 Third Avenue	1	13,854	13,854	96.73
	1350 Avenue of the Americas	1	9,934	10,168	87.62
	Total/Weighted Average	35	181,190	203,059	$72.22

Retail
	1350 Avenue of the Americas	1	240	240	$80.82
	World Wide Plaza	1	1,144	1,100	226.36
	Total/Weighted Average	2	1,384	1,340	$200.29

	Total Space which became available during the quarter
	Office	35	181,190	203,059	$72.22
	Retail	2	1,384	1,340	$200.29
		37	182,574	204,399	$73.06

	Total Available Space		1,597,114

(1) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	36	Second Quarter 2021

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,597,114

Office
	10 East 53rd Street	2	5.2	7,625	8,769	$69.42	$92.03	$28.64	8.2
	100 Park Avenue	1	5.7	4,898	5,628	78.00	—	125.80	8.0
	110 East 42nd Street	2	5.0	3,869	3,975	54.20	57.83	4.70	2.2
	110 Greene Street	2	0.4	4,572	4,208	85.00	82.00	—	—
	220 East 42nd Street	1	5.5	2,676	2,657	57.00	70.03	31.28	2.0
	280 Park Avenue	1	10.3	6,812	6,828	91.00	—	145.00	5.0
	304 Park Avenue South	1	3.7	18,962	18,032	65.00	—	40.00	4.5
	420 Lexington Avenue	9	11.4	46,329	56,764	66.16	61.18	39.03	10.0
	800 Third Avenue	1	7.5	2,048	2,112	65.00	—	—	6.0
	1350 Avenue of the Americas	1	10.3	1,691	1,741	74.00	87.60	47.44	4.0
	Total/Weighted Average	21	8.4	99,482	110,714	$68.53	$66.63	$45.80	7.5

Retail
	110 Greene Street	1	10.4	2,602	2,822	$70.87	$159.86	$—	5.0
	420 Lexington Avenue	1	11.0	3,016	3,432	152.97	—	106.35	12.0
	555 West 57th Street	1	5.0	100	210	100.00	197.42	—	—
	1350 Avenue of the Americas	2	15.0	5,444	6,892	44.92	80.82	14.51	3.9
	World Wide Plaza	1	10.3	1,144	1,489	82.87	167.22	—	4.0
	Total/Weighted Average	6	12.6	12,306	14,845	$79.42	$159.83	$31.32	5.9

Storage
	280 Park Avenue	1	10.3	623	623	$40.00	$—	$—	5.0
	Total/Weighted Average	1	10.3	623	623	$40.00	$—	$—	5.0

Leased Space
	Office (3)	21	8.4	99,482	110,714	$68.53	$66.63	$45.80	7.5
	Retail	6	12.6	12,306	14,845	$79.42	$159.83	$31.32	5.9
	Storage	1	10.3	623	623	$40.00	$—	$—	5.0
	Total	28	8.9	112,411	126,182	$69.67	$73.01	$43.87	7.3

Total Available Space as of 6/30/2021				1,484,703

Early Renewals
Office
	10 East 53rd Street	3	2.3	14,599	15,580	$82.25	$97.15	$3.31	2.3
	100 Park Avenue	1	2.1	95,926	103,803	85.00	85.41	—	1.5
	110 Greene Street	1	3.0	1,296	1,296	73.00	94.82	—	6.0
	220 East 42nd Street	1	7.0	5,326	5,549	61.69	61.69	—	4.0
	420 Lexington Avenue	2	3.8	3,589	4,896	59.89	67.91	5.11	0.3
	World Wide Plaza	1	0.3	3,411	3,425	74.67	68.13	—	—
	Total/Weighted Average	9	2.3	124,147	134,549	$82.43	$84.80	$0.57	1.7

Retail
	125 Park Avenue	1	0.8	2,364	2,551	$226.06	$226.06	$—	—
	Total/Weighted Average	1	0.8	2,364	2,551	$226.06	$226.06	$—	—

Storage
	10 East 53rd Street	2	1.4	2,248	2,262	$28.09	$28.09	$—	0.5
	Total/Weighted Average	2	1.4	2,248	2,262	$28.09	$28.09	$—	0.5

Renewals
	Early Renewals Office	9	2.3	124,147	134,549	$82.43	$84.80	$0.57	1.7
	Early Renewals Retail	1	0.8	2,364	2,551	$226.06	$226.06	$—	—
	Early Renewals Storage	2	1.4	2,248	2,262	$28.09	$28.09	$—	0.5
	Total	12	2.3	128,759	139,362	$84.18	$86.47	$0.55	1.6

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Average starting office rent excluding new tenants replacing vacancies is $67.01/rsf for 64,792 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $77.42/rsf for 199,341 rentable SF.

Supplemental Information	37	Second Quarter 2021

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)

1st Quarter 2021 (4)	—	—	—%	$—	$—	$—	—	—	—%	$—	$—	$—
2nd Quarter 2021 (4)	15	414,924	4.29%	35,863,850	86.43	80.12	3	41,682	0.39%	3,007,116	72.14	69.61
3rd Quarter 2021	16	208,684	2.15%	12,061,599	57.80	60.83	5	74,871	0.69%	5,409,375	72.25	78.34
4th Quarter 2021	22	79,883	0.82%	6,162,521	77.14	67.21	5	34,017	0.32%	2,615,960	76.90	75.26

Total 2021	53	703,491	7.26%	$54,087,970	$76.89	$72.93	13	150,570	1.40%	$11,032,451	$73.27	$75.23

2022	93	741,649	7.65%	$57,946,561	$78.13	$67.88	29	932,901	8.65%	$83,556,311	$89.57	$87.70
2023	67	814,381	8.40%	51,361,526	63.07	61.34	17	495,241	4.59%	45,031,682	90.93	74.84
2024	49	373,378	3.85%	25,609,911	68.59	65.62	24	977,855	9.07%	107,288,097	109.72	81.13
2025	54	570,107	5.88%	48,497,659	85.07	68.18	14	349,909	3.25%	33,254,962	95.04	84.88
2026	51	858,365	8.85%	59,401,719	69.20	64.90	26	538,313	4.99%	55,615,626	103.31	94.76
2027	34	584,325	6.03%	46,918,539	80.30	67.74	17	340,791	3.16%	29,966,033	87.93	80.82
2028	30	594,995	6.14%	43,307,578	72.79	68.45	16	173,841	1.61%	19,196,009	110.42	94.28
2029	21	411,971	4.25%	27,840,634	67.58	62.55	10	649,147	6.02%	43,898,826	67.63	74.72
2030	18	796,319	8.21%	56,881,968	71.43	69.86	13	387,802	3.60%	37,374,958	96.38	86.46
Thereafter	64	3,245,384	33.48%	187,495,383	57.77	58.46	32	5,783,250	53.66%	394,619,526	68.23	77.73
	534	9,694,365	100.00%	$659,349,448	$68.01	$64.17	211	10,779,620	100.00%	$860,834,481	$79.86	$80.31

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2021. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to June 30, 2021.

Supplemental Information	38	Second Quarter 2021

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)

High Street Retail
2021 (4)	—	—	—%	$—	$—	$—	3	17,237	6.36%	$4,762,490	$276.29	$75.28
2022	—	—	—%	—	—	—	1	1,698	0.63%	102,000	60.07	63.07
2023	—	—	—%	—	—	—	4	57,939	21.37%	29,704,821	512.69	297.16
2024	—	—	—%	—	—	—	1	7,793	2.87%	5,771,916	740.65	1,026.56
2025	—	—	—%	—	—	—	—	—	—%	—	—	—
2026	—	—	—%	—	—	—	4	74,424	27.46%	32,232,480	433.09	282.98
2027	—	—	—%	—	—	—	1	3,655	1.35%	802,524	219.57	102.98
2028	—	—	—%	—	—	—	—	—	—%	—	—	—
2029	—	—	—%	—	—	—	1	31,174	11.50%	22,338,735	716.58	375.97
2030	—	—	—%	—	—	—	—	—	—%	—	—	—
Thereafter	—	—	—%	—	—	—	2	77,154	28.46%	38,928,816	504.56	488.27
	—	—	—%	$—	$—	$—	17	271,074	100.00%	$134,643,782	$496.70	$359.50
Vacancy (5)		10,040				268.92		12,946				162.21
		10,040				$268.92		284,020				$350.51

Other Retail
2021 (4)	2	7,064	1.38%	$1,026,735	$145.35	$75.01	3	3,818	0.81%	$404,231	$105.88	$93.06
2022	15	72,316	14.12%	14,497,985	200.48	163.59	8	85,454	18.10%	21,159,659	247.61	228.37
2023	5	32,043	6.25%	5,141,088	160.44	108.85	4	13,896	2.94%	2,123,130	152.79	132.60
2024	5	12,367	2.41%	1,895,969	153.31	148.52	5	8,733	1.85%	3,076,112	352.24	290.85
2025	4	29,597	5.77%	4,534,570	153.21	100.72	1	616	0.13%	188,171	305.47	120.00
2026	7	12,268	2.39%	1,323,535	107.89	89.81	3	19,363	4.10%	9,959,545	514.36	440.79
2027	5	28,652	5.59%	4,042,345	141.08	104.05	6	23,800	5.04%	11,164,675	469.10	395.49
2028	7	19,643	3.83%	3,007,285	153.10	116.78	6	29,276	6.20%	4,394,226	150.10	146.82
2029	4	26,263	5.12%	1,647,502	62.73	74.28	7	65,562	13.88%	4,721,878	72.02	80.32
2030	9	62,829	12.26%	12,202,688	194.22	164.36	6	29,218	6.19%	12,566,700	430.10	349.84
Thereafter	21	209,564	40.88%	17,449,929	83.27	64.21	7	192,470	40.76%	7,495,199	38.94	42.74
	84	512,606	100.00%	$66,769,631	$130.26	$102.95	56	472,206	100.00%	$77,253,526	$163.60	$145.85
Vacancy (5)		52,205				161.04		30,755				128.17
		564,811				$108.32		502,961				$147.58

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2021. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to June 30, 2021.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	39	Second Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2021
2001 - 2020 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	94.3
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	86.2
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	—
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	85.9
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	25.2
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	100.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	85.9
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	92.2
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	87.9
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.6
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	88.9
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	94.2
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	87.7
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	—
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	76.9
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	97.7
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	95.8
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	76.9
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	84.6
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	66.3
					39,959,123	$23,853,062

Supplemental Information	40	Second Quarter 2021

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2020 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
					25,844,665	$17,715,250	$685
2021 Dispositions
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0%	Fee Interest	347,000	$275,000	$793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
					614,000	$600,000	$977

Supplemental Information	41	Second Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition
2007 - 2020 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9
					6,198,100	$1,733,440

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)	Price ($'s/SF)
2008 - 2020 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100	161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452	301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750	130
					7,433,341	$1,786,134	$240

Supplemental Information	42	Second Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2021
2005 - 2020 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	61.1
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	40.6
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Various	Various	Fee Interest	2,589,184	40,000	96.5	81.2
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
Mar-16	183 Broadway	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	57.996	100.0	N/A
Apr-19	106 Spring Street	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	23.3
Jan-20	15 Beekman	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	—
					14,074,062	$7,402,198

Supplemental Information	43	Second Quarter 2021

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2020 Dispositions
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
					10,079,173	$8,122,753	$806
2021 Dispositions
Jan-21	712 Madison Avenue	Plaza District	100.0%	Fee Interest	6,600	$43,000	$6,515
Feb-21	133 Greene Street	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Westside	20.0	Fee Interest	927,358	858,100	925
					946,311	$950,920	$1,005

Supplemental Information	44	Second Quarter 2021

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	Maggie Hui
Chief Accounting Officer
Andrew S. Levine
Chief Legal Officer	Robert Schiffer
Managing Director
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Managing Director

Supplemental Information	45	Second Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	46	Second Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020

Net income attributable to SL Green common stockholders	$105,332	$56,444	$97,868	$171,245
Add:
Depreciation and amortization	57,261	95,941	120,257	164,220
Joint venture depreciation and noncontrolling interest adjustments	59,485	45,107	115,187	101,425
Net income attributable to noncontrolling interests	6,242	4,093	4,267	10,002
Less:
Gain on sale of real estate, net	98,960	64,884	97,572	137,520
Equity in net gain (loss) on sale of interest in unconsolidated joint venture/real estate	8,471	—	(4,158)	—
Purchase price and other fair value adjustment	—	—	2.664	—
Depreciable real estate reserves	2,545	—	(5,696)	—
Depreciation on non-rental real estate assets	672	609	1,199	1,259
FFO attributable to SL Green common stockholders and noncontrolling interests	$117,672	$136,092	$245,998	$308,113

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020

Net income (loss)	$117,134	$(3,855)	$200,340	$20,677	$66,627
Interest expense, net of interest income	18,960	23,388	25,579	23,536	30,070
Amortization of deferred financing costs	3,386	3,774	3,482	3,151	2,661
Income taxes	795	708	(859)	—	900
Depreciation and amortization	57,261	62,996	56,932	92,516	95,941
(Gain) loss on sale of real estate	(98,960)	1,388	(51,882)	(26,104)	(64,884)
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	(8,471)	12,629	(2,961)	—	—
Purchase price and other fair value adjustments	1,947	(2,664)	(187,522)	—	—
Depreciable real estate reserves	(2,545)	8,241	53,827	6,627	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	99,625	91,989	90,169	87,630	81,843
EBITDAre	$189,132	$198,594	$187,105	$208,033	$213,158

Supplemental Information	47	Second Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020

Net income	$117,134	$66,627	$113,279	$193,741
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(8,471)	—	4,158	—
Purchase price and other fair value adjustments	1,947	—	(717)	—
Gain on sale of real estate, net	(98,960)	(64,884)	(97,572)	(137,520)
Depreciable real estate reserves	(2,545)	—	5,696	—
Depreciation and amortization	57,261	95,941	120,257	164,220
Interest expense, net of interest income	18,960	30,070	42,348	67,564
Amortization of deferred financing costs	3,386	2,661	7,160	5,161
Operating income	88,712	130,415	194,609	293,166

Equity in net loss from unconsolidated joint ventures	12,970	2,199	15,834	15,013
Marketing, general and administrative expense	22,064	23,510	44,949	43,080
Transaction related costs, net	3	373	25	438
Investment income	(20,107)	(39,943)	(39,380)	(78,476)
Loan loss and other investment reserves, net of recoveries	—	6,813	—	18,061
Non-building revenue	(8,027)	(192)	(12,488)	(3,982)
Net operating income (NOI)	95,615	123,175	203,549	287,300

Equity in net loss from unconsolidated joint ventures	(12,970)	(2,199)	(15,834)	(15,013)
SLG share of unconsolidated JV depreciation and amortization	58,537	46,217	113,812	92,091
SLG share of unconsolidated JV interest expense, net of interest income	34,274	32,714	67,701	68,491
SLG share of unconsolidated JV amortization of deferred financing costs	3,545	1,693	6,430	3,380
SLG share of unconsolidated JV loss on early extinguishment of debt	941	—	941	—
SLG share of unconsolidated JV investment income	(314)	(310)	(610)	(617)
SLG share of unconsolidated JV non-building revenue	(599)	(2,425)	(2,186)	(4,025)
NOI including SLG share of unconsolidated JVs	179,029	198,865	373,803	431,607

NOI from other properties/affiliates	(16,937)	(27,921)	(51,740)	(100,334)
Same-Store NOI	162,092	170,944	322,063	331,273

Operating lease straight-line adjustment	244	245	489	533
Joint Venture operating lease straight-line adjustment	233	252	465	594
Straight-line and free rent	(7,884)	100	(11,264)	(2,800)
Amortization of acquired above and below-market leases, net	(100)	(858)	(195)	(2,428)
Joint Venture straight-line and free rent	(2,166)	(4,271)	(9,515)	(10,030)
Joint Venture amortization of acquired above and below-market leases, net	(4,824)	(3,807)	(9,135)	(7,630)
Same-store cash NOI	$147,595	$162,605	$292,908	$309,512

Lease termination income	(1,095)	(10,570)	(1,100)	(10,590)
Joint Venture lease termination income	(247)	(172)	(254)	(179)
Same-store cash NOI excluding lease termination income	$146,253	$151,863	$291,554	$298,743

Supplemental Information	48	Second Quarter 2021

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	James C. Feldman	(646) 855-5808	james.feldman@bofa.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Deutsche Bank	Derek Johnston	(212) 250-5683	derek.johnston@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Green Street	Daniel Ismail	(949) 640-8780	dismail@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Jonathan Petersen	(212) 284-1705	jpeterson@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley & Co.	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alex.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	49	Second Quarter 2021